Exhibit 99.1

FAH MAI HOLDINGS, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The following unaudited pro forma condensed combined financial information and related notes present the historical condensed combined financial information of Fah Mai Holdings, Inc. (hereinafter referred to as the “Company”, “we,” “our,” “us” and similar terms unless the context indicates otherwise) and Fah Mai Holdings Co. Limited (“Fah Mai Thailand”) after giving effect to the Company’s merger with Fah Mai Thailand that was completed on June 8, 2018 (the “Merger Date”).

On June 8, 2018, the Company, entered into a merger agreement (the “Merger”) with Fah Mai Thailand. The Merger was effected by the Company through the exchange of all the outstanding shares of common stock of Fah Mai Thailand for 400,000 shares of common stock of the Company. At the time of the Merger, there was one shareholder of the Company who is also a shareholder and president of Fah Mai Thailand. Fah Mai Thailand has merged into the Company and ceased to exist. As such the Company has taken over the operations and business plan of Fah Mai Thailand.

Since the Company and Fah Mai Thailand were entities under common control prior to the Merger, the transaction is accounted for as a restructuring transaction. The Company has recast prior period financial statements to reflect the conveyance of Fah Mai Thailand’s common shares as if the restructuring transaction had occurred as of the earliest date presented of the financial statements.

The unaudited pro forma condensed combined financial information gives effect to the merger with Fah Mai Thailand based on the assumptions, reclassifications and adjustments described in the unaudited pro forma condensed combined financial information.

The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2017, have been prepared giving effect to the merger with Fah Mai Thailand as if the transaction had occurred on May 12, 2017, the beginning of the earliest period presented. The unaudited pro forma condensed consolidated balance sheet gives effect to the merger with Fah Mai Thailand as if the transaction had occurred as of the earliest date presented of the financial statements.

The unaudited pro forma adjustments are not necessarily indicative of or intended to represent the results that would have been achieved had the transaction been consummated as of the dates indicated or that may be achieved in the future. The actual results reported by the combined company in periods following the merger may differ significantly from those reflected in these unaudited pro forma condensed combined financial information for a number of reasons, including cost saving synergies from operating efficiencies and the effect of the incremental costs incurred to integrate the two companies.

The unaudited pro forma condensed combined financial information should be read in conjunction with our historical consolidated financial statements and accompanying notes included in our Annual Report on Form 10-K for the year ended December 31, 2017, and the historical unaudited financial statements of Fah Mai Thailand as of and for the year ended December 31, 2017 contained in this Form 8-K.

FAH MAI HOLDINGS, INC.

UNAUDITED PRO FORMA COMBINED AND CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2018

Unaudited Pro Forma Combined and Consolidated Balance Sheet as of March 31, 2018	P-2

Unaudited Pro Forma Combined and Consolidated Statements of Operations for the Three Months Ended March 31, 2018	P-3

FAH MAH HOLDINGS, INC.

Unaudited Pro Forma Combined and Consolidated Balance Sheet

As of March 31, 2018

(Unaudited)

	Fah Mai Holdings, Inc.	Fah Mai Holdings Co. Ltd.	AJE	Pro Forma Adjustments	As Adjusted
ASSETS
CURRENT ASSETS
Cash	$6,179	$7,461		$-	$13,640
Prepaid Expenses	-	414		-	414
Inventory	51,729	142,917		-	194,646
Total Current Assets	57,908	150,792			208,700

Advance to Related Entity - in anticipation of merger	395,752	-	2	(395,752)	-
TOTAL ASSETS	$453,660	$150,792			$208,700

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
CURRENT LIABILITIES
Accrued Liabilities	$-	$-		-	$-
Note Payable - Related Party	-	99,998	2	(7,043)	92,955
Advances from Related Entities - in anticipation of merger	-	388,709	2	(388,709)	-
Total Current Liabilities	-	488,707			92,955

STOCKHOLDERS’ EQUITY (DEFICIT)
Preferred Stock	-	-		-	-
Common stock	4,158	122,480	1	(122,440)	4,198
Additional Paid-in Capital	528,456	(122,480)	1	122,440	528,416
Accumulated Deficit	(81,916)	(336,587)		-	(418,503)
Accumulated Other Comprehensive Loss	2,962	(1,328)		-	1,634
Total Stockholders’ Equity (Deficit)	453,660	(337,915)			115,745

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)	$453,660	$150,792			$208,700

P-2

FAH MAI HOLDINGS, INC.

Unaudited Pro Forma Combined and Consolidated Statement of Operations

For the Three Months Ended March 31, 2018

(Unaudited)

	Fah Mai Holdings, Inc.	Fah Mai Holdings Co. Ltd.	AJE	Pro Forma Adjustments	As Adjusted

REVENUES	$-	$-		$-	$-

OPERATING EXPENSES
General and Administrative Expenses	39,063	82,700		-	121,763
Total Operating Expenses	(39,063)	(82,700)			(121,763)

OPERATING LOSS	(39,063)	(82,700)			(121,763)

Other Income (Expense)	396	900		-	1,296

NET LOSS BEFORE INCOME TAXES	(38,667)	(81,800)		-	(120,467)
Provision for Income Taxes	-	-		-	-
NET LOSS	$(38,667)	$(81,800)			$(120,467)

Other Comprehensive Loss
Exchange Differences arising on translating Foreign Operations	3,742	(647)		-	3,095
Total Comprehensive Loss	$(34,925)	$(82,447)			$(117,372)

P-3

FAH MAI HOLDINGS, INC.

UNAUDITED PRO FORMA COMBINED AND CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2017

Unaudited Pro Forma Combined and Consolidated Balance Sheet as of December 31, 2017	P-5

Unaudited Pro Forma Combined and Consolidated Statement of Operations for the Year Ended December 31, 2017	P-6

Notes to Unaudited Pro Forma Combined and Consolidated Financial Statements	P-7

P-4

FAH MAI HOLDINGS, INC.

Unaudited Pro Forma Combined and Consolidated Balance Sheet

As of December 31, 2017

(Unaudited)

	Fah Mai Holdings, Inc.	Fah Mai Holdings Co. Ltd.	AJE	Pro Forma Adjustments	As Adjusted
ASSETS
CURRENT ASSETS
Cash	$81,118	$25,012		$-	$106,130
Prepaid Expenses	-	1,318		-	1,318
Inventory	10,201	127,573		-	137,774
Total Current Assets	91,319	153,903			245,222

Advance to Related Entity - in anticipation of merger	266,430	-	2	(266,430)	-
TOTAL ASSETS	$357,749	$153,903			$245,222

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
CURRENT LIABILITIES
Accrued Liabilities	$-	$-		-	$-
Note Payable - Related Party	-	142,941		-	142,941
Advances from Related Entities - in anticipation of merger	-	266,430	2	(266,430)	-
Total Current Liabilities	-	409,371			142,941

STOCKHOLDERS’ EQUITY (DEFICIT)
Preferred Stock	-	-		-	-
Common stock	4,129	122,480	1	(122,440)	4,169
Additional Paid-in Capital	397,649	(122,480)	1	122,440	397,609
Accumulated Deficit	(43,249)	(254,787)		-	(298,036)
Accumulated Other Comprehensive Loss	(780)	(681)		-	(1,461)
Total Stockholders’ Equity (Deficit)	357,749	(255,468)			102,281

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)	$357,749	$153,903			$245,222

P-5

FAH MAI HOLDINGS, INC.

Unaudited Pro Forma Combined and Consolidated Statement of Operations

For the Year Ended December 31, 2017

(Unaudited)

	Fah Mai Holdings, Inc.	Fah Mai Holdings Co. Ltd.	AJE	Pro Forma Adjustments	As Adjusted

REVENUES	$-	$-		$-	$-

OPERATING EXPENSES
General and Administrative Expenses	36,215	255,217		-	291,432
Total Operating Expenses	(36,215)	(255,217)			(291,432)

OPERATING LOSS	(36,215)	(255,217)			(291,432)

Interest Income	-	40		-	40
Other Income (Expense)	528	642		-	1,170
Gain (Loss) on Foreign Currency Exchange	-	(252)		-	(252)

NET LOSS BEFORE INCOME TAXES	(35,687)	(254,787)			(290,474)
Provision for Income Taxes	-	-		-	-
NET LOSS	$(35,687)	$(254,787)			$(290,474)

Other Comprehensive Loss
Exchange Differences arising on translating Foreign Operations	(780)	(681)		-	(1,461)
Total Comprehensive Loss	$(36,467)	$(255,468)			$(291,935)

P-6

Fah Mai Holdings, Inc.

Notes to Unaudited Pro Forma Combined and Consolidated Financial Statements

Note 1 – Pro Forma Adjustments

1)	Represents the pro forma adjustment to record the acquisition of Fah Mai Holdings Co. Ltd. and the issuance of 400,000 shares of common stock of Fah Mai Holdings, Inc. and to remove the common stock and additional paid-in capital of Fah Mai Holdings Co. Ltd.

2)	Represents the pro forma adjustment to remove the advance to related entity/party from Fah Mai Holdings, Inc. and the related advance from related entity/party on Fah Mai Holdings Co. Ltd.

P-7